INDEPENDENT AUDITORS' CONSENT

Jonathon P. Reuben
An Accountancy Corporation
23440 Hawthorne Blvd. Suite 270
Torrance, California 90505
(310) 378-3609

TO: The Securities and Exchange Commission
Washington, D.C. 20549

RE: Lightning Marine, Inc.

We consent to the use in this Registration Statement of Lightning Marine, Inc. on Form SB-1, of our report dated April 24, 2002 on the financial statements of Lightning Marine, Inc., appearing in the prospectus, which is part of this Registration Statement.

We also consent to the reference to us under the heading "Experts" in such Prospectus.

\S\ Jonathon C. Rueben, CPA
Jonathon P. Rueben, CPA
An Accountancy Corporation
Torrance, California
April 30, 2002